                                                                   EXHIBIT 10.33

                                                            Contract #: 800394R5

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1

      This Service Agreement, made and entered into this day of____, 20_______, by and between TEXAS EASTERN TRANSMISSION,LP a Delaware Limited Partnership (herein called "Pipeline") and UGI UTILITIES, INC. (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

      WHEREAS, Customer and Pipeline are currently parties to an, executed service agreement dated November 1, 2001, under Pipeline's Rate Schedule FT-1 (Pipeline's Contract No. 800394R4); and

      WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to supersede and extend Pipeline's currently effective Contract No. 800394R4;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

      Maximum Daily Quantity (MDQ) 32,475 dth

      Pipeline shall receive for Customer's account: at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall

                                                            Contract #: 800394R5

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

      In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                   ARTICLE II

                                TERM OF AGREEMENT

      The term of this Service Agreement shall commence on the effective date as set forth above and shall continue in force and effect until October 31, 2008, and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon one (1) year prior written notice to the other specifying a termination date of October 31, 2008, or any October 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      IF THIS SERVICE AGREEMENT QUALIFIES AS A "ROFR AGREEMENT" AS DEFINED IN THE GENERAL TERMS AND CONDITIONS OF PIPELINE'S FERC GAS TARIFF, THE PROVISION OF A TERMINATION NOTICE BY EITHER CUSTOMER OR PIPELINE, PURSUANT TO ARTICLE II, A NOTICE OF PARTIAL REDUCTION IN MDQ PURSUANT TO ARTICLE I OR THE EXPIRATION OF THIS SERVICE AGREEMENT OF ITS OWN TERMS TRIGGERS CUSTOMER'S RIGHTS OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS OF PIPELINE'S FERC GAS TARIFF.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                                            Contract #: 800394R5

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

                                   ARTICLE III

                                  RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal-Energy Regulatory Commission, and as same, may hereafter be legally amended or superseded.

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point (s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                                            Contract #: 800394R5

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

                                    ARTICLE V

                                     QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                   ARTICLE VI

                                    ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

                   (a) Pipeline:   TEXAS EASTERN TRANSMISSION, LP
                                   5400 Westheimer Court
                                   Houston, TX 77056-5310

                  (b) Customer:    UGI UTILITIES, INC.
                                   100 Kachel Blvd., Suite 400
                                   Reading, PA 19612

or such other address as either party shall designate by formal written notice.

                                                            Contract #: 800394R5

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

                                   ARTICLE VII

                                   ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                  service agreement dated November 1, 2001, between Pipeline and Customer under Pipeline's Rate Schedule FT-1 (Pipeline's Contract No. 800394R4).

                                                            Contract #: 800394R5

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

      IN WITNESS WHEREOF, the parties hereto have caused, this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries; the day and year first above written.

                                    TEXAS EASTERN TRANSMISSION, LP
                                    by its general partner
                                    Duke Energy Gas
                                    Transmission Services, LLC

                                    By: ________________________________________

ATTEST:

_______________________________

                                    UGI UTILITIES, INC.

                                    By: ________________________________________
                                        David W. Trego
                                        President & CEO
                                        UGI Utilities, Inc.

ATTEST:

_______________________________

                                                            Contract #: 800394R5

                         EXHIBIT A, TRANSPORTATION PATHS
                     FOR BILLING PURPOSES, DATED __________,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
            BETWEEN TEXAS EASTERN TRANSMISSION, LP ("Pipeline"), AND
               UGI UTILITIES, INC. ("Customer"), DATED___________:

(1) Customer's firm Point(s) of Receipt:

                                                        Maximum Daily Receipt
                                                          Obligation (plus
Point of                                                Applicable Shrinkage)      Measurement
Receipt                 Description                            (dth)            Responsibilities      Owner        Operator*
-------                 -----------                            -----            ----------------      -----        --------
 71200    CHEVRON - VENICE, LA PLAQUEMINES PA., LA             13,050             CHEVRON USA     CHEVRON  USA    VGS P/L

 71750    COLUMBIA GULF - ST. LANDRY PA., LA ST LANDRY         19,425             COLUMBIA GULF   COLUMBIA GULF   COLUMBIA GULF
          PA., LA

 70011    COLUMBIA GAS - EAGLE, PA CHESTER CO., PA                  0             TX EAST TRAN    TX EAST TRAN    COLUMBIA TRAN

 75577    COLUMBIA GAS - PENNSBURG, PA BUCKS CO., PA                0             TX EAST TRAN    COLUMBIA GAS    COLUMBIA GAS

                                                               *Confirming Party

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

      Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point (s) of Receipt.

                                                            Contract #: 800394R5

                               UGI UTILITIES, INC.

                                   Transportation
Transportation Path                Path Quantity (Dth/D)
M1 to M3                                  32,475

SIGNED FOR IDENTIFICATION

PIPELINE:        /s/
          ----------------------------------

CUSTOMER:        /s/
          ----------------------------------

SUPERSEDES EXHIBIT A DATED: November 1, 2001

                                                            Contract #: 800394R5

               EXHIBIT B, POINT(S) OF DELIVERY, DATED ___________,
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
            BETWEEN TEXAS EASTERN TRANSMISSION, LP ("Pipeline"), AND
              UGI UTILITIES, INC. ("Customer"), DATED___________:

                                        Maximum Daily
     Point of                             Delivery                                         Measurement
     Receipt          Description       Obligation (dth)  Delivery Pressure Obligation   Responsibilities    Owner       Operator*
     -------          -----------       ----------------  ----------------------------   ----------------    -----       ---------
1.   70011    COLUMBIA GAS - EAGLE, PA    32,475 dth     AS PROVIDED IN SECTION 6 OF THE      TX EAST     TX EAST TRAN COLUMBIA GAS
              CHESTER CO., PA             during the     GENERAL TERMS AND CONDITIONS         TRAN
                                          period April   OF PIPELINE'S FERC GAS TARIF
                                          16 through
                                          November 15
                                          of each
                                          year -
                                          otherwise
                                          28,192 dth

2.   70069    UGI UTILITIES - COLUMBIA,        5,190     AT THE PRESSURE REQUESTED BY         TX EAST     TX EAST TRAN UGI UTILITIES
              PA LANCASTER CO., PA                       OPERATOR BUT NOT MORE THAN 450       TRAN
                                                         POUNDS PER SQUARE INCH GAUGE

3.   70070    UGI UTILITIES -                 32,475     AT THE PRESSURE REQUESTED BY         TX EAST     TX EAST TRAN UG UTILITIES
              LANCASTER, PA                              OPERATOR, BUT NOT MORE THAN 450      TRAN
              LANCASTER CO., PA                          POUNDS PER SQUARE INCH GAUGE

4.   70321    UGI UTILITIES - LEBANON,        17,000     AT THE PRESSURE REQUESTED BY         TX EAST     TX EAST TRAN UG UTILITIES
              PA LEBANON CO., PA                         OPERATOR, BUT NOT MORE THAN 450      TRAN
                                                         POUNDS PER SQUARE INCH GAUGE

5.   70322    UGI UTILITIES - READING,        32,475     FOR NON-LNG DELIVERIES, AT THE       TX EAST     TX EAST TRAN UGI UTILITIES
              PA BERKS CO., PA                           PRESSURE REQUESTED BY                TRAN
                                                         OPERATOR, BUT NOT MORE THAN 450
                                                         POUNDS PER SQUARE INCH GAUGE.
                                                         FOR LNG DELIVERIES AT THE
                                                         PRESSURE AT WHICH PIPELINE
                                                         REQUIRES TO OPERATE, BUT NOT
                                                         LESS THAN 700 POUNDS PER SQUARE
                                                         INCH GAUGE

6.   70486    UGI UTILITIES -                  6,500     AT THE PRESSURE REQUESTED BY         TX EAST     TX EAST TRAN UGI UTILITIES
              WOMELSDORF, PA BERKS                       OPERATOR, BUT NOT MORE THAN 450      TRAN
              CO., PA                                    POUNDS PER SQUARE INCH GAUGE

                                                            Contract #: 800394R5

                               UGI UTILITIES, INC.

                                       Maximum Daily
    Point of                             Delivery                                         Measurement
    Receipt          Description       Obligation (dth)  Delivery Pressure Obligation   Responsibilities    Owner        Operator*
    -------          -----------       ----------------  ----------------------------   ----------------    -----        ---------
7.   70519   UGI UTILITIES - DAUPHIN        32,475      AT THE PRESSURE REQUESTED BY         TX EAST     TX EAST TRAN  UGI UTILITIES
             CO., PA DAUPHIN CO., PA.                   OPERATOR, BUT NOT MORE THAN 450      TRAN
                                                        POUNDS PER SQUARE INCH GAUGE

8.   71461   COLUMBIA GAS - RICH HILL,      5,190       AT THE PRESSURE REQUESTED BY         TX EAST     COLUMBIA GAS  UGI UTILITIES
             BUCKS CO., PA                              OPERATOR, BUT NOT MORE THAN 450      TRAN
                                                        POUNDS PER SQUARE INCH GAUGE

9.   71528   UGI. UTILITIES - LANCASTER     7,200       300 POUNDS PER SQUARE INCH           TX EAST     TX EAST TRAN  UGI UTILITIES
             CO., PA                                    GAUGE                                TRAN

10.  72571   COLUMBIA GAS - BERKS             519       AT THE PRESSURE REQUESTED BY         TX EAST     COLUMBIA GAS  UGI UTILITIES
             CO., PA                                    OPERATOR, BUT NOT MORE THAN 450      TRAN
                                                        POUNDS PER SQUARE INCH GAUGE

11.  79513   SS-1 STORAGE POINT             3,612       N/A                                  N/A         N/A           N/A
                                         04/01-10/31
                                            3,612
                                         11/01-03/31
12.  75577   COLUMBIA GAS -                     0       AS PROVIDED IN SECTION 6 OF THE      TX EAST     COLUMBIA GAS  COLUMBIA GAS
             PENNSBURG, PA, BUCKS CO.,                  GENERAL TERMS AND CONDITIONS         TRAM
             PA                                         OF PIPELINE'S FERC GAS TARIFF

                                                              * Confirming Party

provided, however, that Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 93,631 dth per day to points of delivery 70011, 70069, 70070 and 71528 during the period November 16 through April 15, and further provided, that during this time period Pipeline is not obligated to deliver under Rate Schedules FT-1, CDS and FTS-5 on any one day an aggregate of more than 111,404 dth to points of delivery 70321, 70322, 70486, 70519, 71461 and 72571;

                                                            Contract #: 800394R5

                               UGI UTILITIES, INC.

and further provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                           Aggregate Maximum Daily
Point of Delivery         Delivery Obligation (dth)
-----------------         -------------------------
      No. 1                        68,785
      No. 2                         5,190
      No. 3                        49,000
      No. 4                        17,000
      No. 5                        70,880
      No. 6                         6,500
      No. 7                        58,000
      No. 8                         5,190
      No. 9                        10,023
      No. 10                        7,186
      No. 11                        3,612

Further, pursuant to Section 14.9 of the General Terms and Conditions of Pipeline's FERC Gas Tariff Sixth Revised Volume/No. 1, Customer has been allocated firm capacity at the Points of Delivery as shown below for deliveries under Rate Schedules CDS, FT-1, SCT, and/or SS-1 at such pressure available in Pipeline's facilities at the point of delivery, subject to receipt of such quantities being acceptable to the Owner and Operator of the Point of Delivery:

                                                            Contract #: 800394R5

                               UGI UTILITIES, INC.


                                             Section 14.9
     Point of                                Firm Capacity    Measurement
     Delivery       Description                 (dth/d)     Responsibilities     Owner     Operator
     --------       -----------              -------------  ----------------     -----     --------
1.    70069   UGI UTILITIES - COLUMBIA, PA      12,700          TX EAST         TX EAST   UGI UTILITIES
              LANCASTER CO., PA                                 TRAN            TRAN

2.    70070   COLUMBIA GAS - COLUMBIA, PA       31,328          TX EAST         TX EAST   UGI UTILITIES
              LANCASTER, PA LANCASTER CO.,                      TRAN            TRAN
              PA

3.    70321   UGI UTILITIES - LEBANON, PA        1,253          TX EAST         TX EAST   UGI UTILITIES
              LEBANON CO., PA                                   TRAN            TRAN

4.    70486   UGI UTILITIES- WOMELSDORF, PA      5,000          TX EAST         TX EAST   UGI UTILITIES
              BERKS CO., PA                                     TRAN            TRAN

5.    71438   DAUPHIN CO. GAS - ANNVILLE,        2,580          TX EAST         TX EAST   PPL GAS
              LEBANON CO., PA                                   TRAN            TRAN      UTILITIES

6.    71461   COLUMBIA GAS - RICH HILL             840          TX EAST         COLUMBIA  UGI UTILITIES
              BUCKS CO., PA                                     TRAN            GAS

7.    72571   COLUMBIA GAS - BALLY, PA          13,984          TX EAST         COLUMBIA  UGI UTILITIES
              BERKS CO., PA                                     TRAN            GAS

8.    75577   COLUMBIA GAS - PENNSBURG, PA      75,440          TX EAST         COLUMBIA  COLUMBIA
              BUCKS CO., PA                                     TRAN            GAS       GAS

SIGNED FOR IDENTIFICATION

PIPELINE:        /s/
         ----------------------------------

CUSTOMER:        /s/
         ----------------------------------

SUPERSEDES EXHIBIT B DATED: November 1, 2001

                                                            Contract #: 800394R5

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
        DATED________, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
                UGI UTILITIES,INC. ("CUSTOMER"), DATED _________

                          ZONE BOUNDARY ENTRY QUANTITY

                                      Dth/D

                                       To

FROM     STX  ETX  WLA  ELA  M1-24  M1-30  M1-TXG  M1-TGC  M2-24  M2-30  M2-TXG  M2-TGC  M2   M3
----     ---  ---  ---  ---  -----  -----  ------  ------  -----  -----  ------  ------  --   --
STX
ETX                          1456
WLA
ELA                                 31019
M1-24 ,                                                    1456
M1-30                                                             31019
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2                                                                                           32475
M3

                                                            Contract #: 800394R5

                               UGI UTILITIES, INC.

                          ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To

FROM     STX  ETX  WLA  ELA  M1-24  M1-30  M1-TXG  M1-TGC  M2-24  M2-30  M2-TXG  M2-TGC  M2   M3
----     ---  ---  ---  ---  -----  -----  ------  ------  -----  -----  ------  ------  --   --
STX
ETX
WLA
ELA
M1-24                                                      1456
M1-30                                                             31019
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2                                                                                           32475
M3

SIGNED FOR IDENTIFICATION

PIPELINE: _________________________________

CUSTOMER: _________________________________

SUPERSEDES EXHIBIT C DATED: November 1, 2001

                                       C-2